                                        [LOGO] PIONEER
                                               INVESTMENTS-Registered Trademark-

PIONEER
TAX-MANAGED
FUND


ANNUAL REPORT 12/31/00

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the President                                             1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       6


Schedule of Investments                                               9


Financial Statements                                                 15


Notes to Financial Statements                                        21


Report of Independent Public Accountants                             25


Results of Shareowner Meeting                                        26


Trustees, Officers and Service Providers                             27


Retirement Plans from Pioneer                                        28

PIONEER TAX-MANAGED FUND

LETTER FROM THE PRESIDENT 12/31/00


DEAR SHAREOWNER,


The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Respectfully,



/s/ David Tripple
David Tripple
Pioneer Investment Management, Inc.

PIONEER TAX-MANAGED FUND

PORTFOLIO SUMMARY 12/31/00


PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

[PLOT POINTS]

U.S. Common Stocks                               91.6%
Depositary Receipts for International Stocks      5.9%
International Common Stocks                       2.5%

SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

[PLOT POINTS]

Technology                      28%
Financial                       18%
Health Care                     15%
Consumer Cyclicals              12%
Consumer Staples                11%
Communication Services           6%
Energy                           5%
Transportation                   3%
Basic Materials                  1%
Other                            1%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Safeco Corp.                   4.18%
 2. The Quaker Oats Co.            3.01
 3. Bristol-Myers Squibb Co.       2.87
 4. Schering-Plough Corp.          2.78
 5. SBC Communications, Inc.       2.76
 6. Motorola, Inc.                 2.69
 7. Mellon Bank Corp.              2.38
 8. Ford Motor Corp.               2.33
 9. IBM Corp.                      2.32
10. Texas Instruments, Inc.        2.08

PIONEER TAX-MANAGED FUND

PERFORMANCE UPDATE 12/31/00                                       CLASS A SHARES


SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                              $9.99           $10.55


DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Managed Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

              NET ASSET  PUBLIC OFFERING
PERIOD          VALUE        PRICE*
Life-of-Fund    -0.09%       -5.23%
(11/18/99)

1 Year          -5.31       -10.72

*Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE CHART]

[PLOT POINTS]

GROWTH OF $10,000

                         Pioneer Tax-Managed  Standard & Poor's
                                Fund*            500 Index
   11/99                       $9,425             $10,000
   12/99                      $10,067             $10,608
                               $9,580             $10,068
                               $9,609              $9,866
    3/00                      $10,353             $10,849
                              $10,191             $10,515
                              $10,296             $10,285
    6/00                      $10,315             $10,560
                              $10,038             $10,388
                              $10,506             $11,019
    9/00                      $10,105             $10,459
                              $10,114             $10,407
                               $9,256              $9,574
   12/00                       $9,532              $9,642

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareholder redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-MANAGED FUND

PERFORMANCE UPDATE 12/31/00                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   12/31/00        12/31/99
                            $9.89           $10.52
DISTRIBUTIONS PER SHARE     INCOME          SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)         DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                            -               -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Tax-Managed Fund compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Fund   -0.98%     -4.53%
(11/18/99)
1 Year         -5.99      -9.75

- Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE CHART]

[PLOT POINTS]

GROWTH OF $10,000

                        Pioneer Tax-Managed   Standard & Poor's
                               Fund*             500 Index
   11/99                      $10,000             $10,000
   12/99                      $10,669             $10,608
                              $10,162             $10,068
                              $10,183              $9,866
    3/00                      $10,963             $10,849
                              $10,791             $10,515
                              $10,882             $10,285
    6/00                      $10,892             $10,560
                              $10,598             $10,388
                              $11,085             $11,019
    9/00                      $10,659             $10,459
                              $10,669             $10,407
                               $9,746              $9,574
   12/00                       $9,630              $9,642

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareholder redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-MANAGED FUND

PERFORMANCE UPDATE 12/31/00  CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                             $9.91           $10.54
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Tax-Managed Fund, compared to the growth of the Standard & Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Fund   -0.80%     -0.80%
(11/18/99)
1 Year         -5.98      -5.98

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[LINE CHART]

[PLOT POINTS]

GROWTH OF $10,000

                         Pioneer Tax-Managed  Standard & Poor's
                                Fund*            500 Index
   11/99                      $10,000             $10,000
   12/99                      $10,668             $10,608
                              $10,162             $10,068
                              $10,182              $9,866
    3/00                      $10,962             $10,849
                              $10,769             $10,515
                              $10,881             $10,285
    6/00                      $10,891             $10,560
                              $10,597             $10,388
                              $11,083             $11,019
    9/00                      $10,648             $10,459
                              $10,658             $10,407
                               $9,747              $9,574
   12/00                      $10,030              $9,642

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareholder redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER TAX-MANAGED FUND

PORTFOLIO MANAGEMENT DISCUSSION 12/31/00

In the following discussion John Carey, Pioneer Tax-Managed Fund's portfolio manager, reviews some of the factors that affected the Fund's performance for the year ended December 31, 2000.

Q.   WHAT FACTORS AFFECTED PERFORMANCE OVER THE PAST YEAR?

A. Pioneer Tax-Managed Fund is a Large-Cap Core fund with broad exposure to many of the leading names in the Standard & Poor's 500 Index. As a consequence, the performance of the Fund generally will be similar to the performance of the S&P. However, by exercising our independent investment judgment with respect to stock selection and sector and industry weightings, we aim to achieve a better result over time. For the twelve months ended December 31, 2000, Class A shares of Pioneer Tax-Managed Fund returned -5.31%, Class B shares -5.99% and Class C shares -5.98%, all at net asset value, versus -9.11% for the Standard & Poor's 500 Index. The average fund in the Lipper Large-Cap Core category returned -8.96%. The losses for the year in the Fund as well as the S&P 500 and the funds in the Lipper category were substantially the result of the sharp market correction, particularly in the technology sector, during the fourth quarter of 2000.

     The stock market of the past year was the subject of much commentary and wringing of hands. The catastrophes in the internet industry have been much discussed, but there were terrible stocks in other areas as well, including retail, transportation, and telecommunications. Yet there were also bright spots in the market. Many stocks in the pharmaceutical, energy, insurance, and utility groups did quite well, and there was also a lot of merger-and-acquisition activity to buoy up share prices for individual companies. Pioneer Tax-Managed Fund takes a diversified approach to the market. So, while we had our share of disappointments, we also had some stocks that appreciated handsomely. As a result the portfolio held up somewhat better than the market in general.

PIONEER TAX-MANAGED FUND

Q.   IN WHAT WAYS DOES A TAX-MANAGED FUND DIFFER FROM A REGULAR STOCK FUND?

A. Tax-managed funds have arisen to meet the demand on the part of shareholders for greater control over the timing of their tax liabilities. By seeking to minimize annual capital gains and income-dividend distributions, tax-managed funds permit their shareholders to make the decision when to take whatever gain they may have by selling Fund shares. During its first full year, Pioneer Tax-Managed Fund made no distributions to shareholders. We worked throughout the year to offset any gains we took on stocks with losses we could realize on other positions. We also watched the stream of dividend and interest income to be sure that it remained below the distributable amount.

Q.   WHAT STRATEGIES DO YOU USE TO MANAGE THE FUND?

A. The goal of our Fund is long-term capital appreciation. At the same time we want, again, to minimize distributions to shareholders in order to help them manage their tax liability. The main part of the strategy we employ to meet those objectives involves investing in companies with good prospects over the next several years. We do not engage in the kinds of "momentum" or trading strategies that can create a mass of short-term distributable gains that are especially onerous for mutual-fund shareholders because they are taxed on the federal level at ordinary income-tax rates. Nevertheless we shall from time to time have short- as well as long-term gains on portfolio holdings that we are obliged to realize. In those instances we shall look for unrealized losses on other stocks we own to see if we might be able to offset the gains by taking the losses. Naturally in such cases we also want to estimate whether we would be giving up significant opportunities for future gain by selling now. Thus in looking for sale candidates we focus on stocks in which we no longer have the investment confidence we did when we first purchased them.

     We take a lot of time to study companies and their businesses before buying shares in them, and we actively monitor portfolio investments. We always want assurance that the management of a company has the interests of its shareholders in mind and that it is committed to creating more value for them over time. We also want to be sure that the company has a strong balance sheet, that it is keeping up with its

PIONEER TAX-MANAGED FUND

PORTFOLIO MANAGEMENT DISCUSSION                                      (CONTINUED)

     industry, and that its stock is reasonably liquid so that we can take a meaningful position in it without difficulty. A collection of companies with those characteristics, diversified across sectors and industries, will, we think, help the Fund meet its goals - and yours.

     Some of the new investments we made during the fourth quarter of 2000 on the strength of our research included: ALTERA and APPLIED MATERIALS in the beaten-down technology sector; ROYAL DUTCH PETROLEUM, a modestly priced holding in the energy sector and GENZYME, a leading biotech company specializing in the so-called "orphan" drugs. These drugs are used where patient populations are small but government restrictions on development of competing drugs mean profits can nonetheless be high. BURLINGTON NORTHERN SANTA FE was an important name in the out-of-favor railroad industry. We liquidated a number of holdings, especially some where the level of stress resulting from the weaker economy appeared to be greater than we would have thought. Among the stocks we sold from the portfolio were Circuit City Stores, Visteon, AT&T, and General Motors Class H.

Q.   WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

A. Since this time last year, the U.S. economy has slowed, though it does appear still to be growing. That is an important point to keep in mind when you hear the dire prognoses that pessimistic economic analysts will make at a time like this. Of course there cannot be any guarantee that the economy will not weaken further. We are watching developments closely just like everyone else. Yet we are encouraged by the recent cuts in interest rates, and we also think that tax cuts and lower energy prices might help the economy as we move through the year. Our company, though, has been investing mutual-fund assets since 1928, and we know how challenging the market is at all times. There is no such thing as a sure-fire way of forecasting the market. There are just too many variables, and there is always the possibility for something new and totally unexpected to come along and upset all of your careful calculations. So what we do is emphasize companies we believe can make it through a bad economic time and that will also prosper if things turn out better than we expected. Thank you very much for your interest in Pioneer Tax-Managed Fund.

PIONEER TAX-MANAGED FUND

SCHEDULE OF INVESTMENTS 12/31/00

SHARES                                                                 VALUE
               COMMON STOCKS - 100.0%
               BASIC MATERIALS - 0.8%
               ALUMINUM - 0.8%
   6,400       Alcoa, Inc.                                        $      214,400
                                                                  --------------
               TOTAL BASIC MATERIALS                              $      214,400
                                                                  --------------
               CAPITAL GOODS - 0.3%
               AEROSPACE/DEFENSE - 0.3%
   2,300       Lockheed Martin Corp.                              $       78,085
                                                                  --------------
               TOTAL CAPITAL GOODS                                $       78,085
                                                                  --------------
               COMMUNICATION SERVICES - 5.9%
               TELECOMMUNICATIONS (LONG DISTANCE) - 1.2%
  16,400       Sprint Corp.                                       $      333,125
                                                                  --------------
               TELEPHONE - 4.7%
  10,200       BellSouth Corp.                                    $      417,563
  15,900       SBC Communications, Inc.                                  759,225
   2,000       Verizon Communications                                    100,250
                                                                  --------------
                                                                  $    1,277,038
                                                                  --------------
               TOTAL COMMUNICATION SERVICES                       $    1,610,163
                                                                  --------------
               CONSUMER CYCLICALS - 11.9%
               AUTOMOBILES - 2.5%
  27,376       Ford Motor Corp.                                   $      641,625
     600       Toyota Motor Corp. (A.D.R.)                                37,770
                                                                  --------------
                                                                  $      679,395
                                                                  --------------
               HOUSEHOLD FURNISHING & APPLIANCES - 0.5%
   3,000       Pioneer Corp. (A.D.R.)                             $       78,188
     800       Sony Corp. (A.D.R.)                                        55,800
                                                                  --------------
                                                                  $      133,988
                                                                  --------------
               PUBLISHING - 1.5%
   7,000       McGraw-Hill Co., Inc.                              $      410,375
                                                                  --------------
               PUBLISHING (NEWSPAPERS) - 0.4%
   2,900       Tribune Co.                                        $      122,525
                                                                  --------------
               RETAIL (DEPARTMENT STORES) - 2.1%
  10,000       Harcourt General, Inc.                             $      572,000
                                                                  --------------
               RETAIL (BUILDING SUPPLIES) - 0.6%
   3,700       Lowe's Companies, Inc.                             $      164,650
                                                                  --------------

   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

SHARES                                                                 VALUE
               RETAIL (GENERAL MERCHANDISE) - 1.3%
     800       Target Corp.                                       $       25,800
   6,200       Wal-Mart Stores, Inc.                                     329,375
                                                                  --------------
                                                                  $      355,175
                                                                  --------------
               SERVICES (ADVERTISING /MARKETING) - 3.0%
   9,300       The Interpublic Group of Companies, Inc.           $      395,831
   1,300       Omnicom Group                                             107,738
   5,428       WPP Group Plc (A.D.R.)*                                   340,915
                                                                  --------------
                                                                  $      844,484
                                                                  --------------
               TOTAL CONSUMER CYCLICALS                           $    3,282,592
                                                                  --------------
               CONSUMER STAPLES - 11.1%
               BEVERAGES (NON-ALCOHOLIC) - 1.4%
   7,600       PepsiCo, Inc.                                      $      376,675
                                                                  --------------
               BROADCASTING (CABLE/TELEVISION/RADIO) - 0.3%
   1,800       Cox Communication, Inc.*                           $       83,813
                                                                  --------------
               FOODS - 4.3%
   4,500       Campbell Soup Co.                                  $      155,813
   4,200       H.J. Heinz Co.                                            199,238
   8,500       The Quaker Oats Co.                                       827,688
                                                                  --------------
                                                                  $    1,182,739
                                                                  --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.4%
   3,800       Colgate-Palmolive Co.                              $      245,290
   5,300       Procter & Gamble Co.                                      415,719
                                                                  --------------
                                                                  $      661,009
                                                                  --------------
               RETAIL (DRUG STORES) - 2.7%
   9,000       CVS Corp.                                          $      539,438
   5,200       Walgreen Co.                                              217,425
                                                                  --------------
                                                                  $      756,863
                                                                  --------------
               TOTAL CONSUMER STAPLES                             $    3,061,099
                                                                  --------------
               ENERGY - 5.4%
               OIL (INTERNATIONAL INTEGRATED) - 2.9%
   5,000       Royal Dutch Petroleum Co.                          $      302,813
   7,900       Texaco, Inc.                                              490,788
                                                                  --------------
                                                                  $      793,601
                                                                  --------------
               OIL & GAS (DRILLING & EQUIPMENT) - 1.4%
   8,500       Transocean Sedco Forex Inc.                        $      391,000
                                                                  --------------

   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

SCHEDULE OF INVESTMENTS 12/31/00                                     (CONTINUED)

SHARES                                                                 VALUE
               OIL & GAS (PRODUCTION/EXPLORATION) - 1.1%
   8,000       Houston Exploration Co.*                           $      305,000
                                                                  --------------
               TOTAL ENERGY                                       $    1,489,601
                                                                  --------------
               FINANCIALS - 18.0%
               BANKS (MAJOR REGIONAL) - 5.5%
  13,300       Mellon Bank Corp.                                  $      654,194
   3,400       State Street Corp.                                        422,314
   7,900       Wells Fargo Co.                                           439,931
                                                                  --------------
                                                                  $    1,516,439
                                                                  --------------
               BANKS (REGIONAL) - 0.7%
   2,900       Zions Bancorporation                               $      181,069
                                                                  --------------
               FINANCIAL (DIVERSIFIED) - 3.8%
  10,334       Citigroup Inc.                                     $      527,680
   2,242       Axa Financial, Inc.                                       161,004
   2,050       J.P. Morgan Chase & Co.                                   339,275
                                                                  --------------
                                                                  $    1,027,959
                                                                  --------------
               INSURANCE (MULTI-LINE) - 1.6%
   4,500       American International Group, Inc.                 $      443,531
                                                                  --------------
               INSURANCE (PROPERTY-CASUALTY) - 5.6%
   4,600       Chubb Corp.                                        $      397,900
  35,000       Safeco Corp.                                            1,150,625
                                                                  --------------
                                                                  $    1,548,525
                                                                  --------------
               INVESTMENT MANAGEMENT - 0.8%
   5,300       T. Rowe Price Associates, Inc.                     $      224,008
                                                                  --------------
               TOTAL FINANCIALS                                   $    4,941,531
                                                                  --------------
               HEALTH CARE - 14.9%
               BIOTECHNOLOGY - 0.7%
   2,000       Genzyme Corp.*                                     $      179,875
                                                                  --------------
               HEALTH CARE (DIVERSIFIED) - 5.8%
   6,100       Abbott Laboratories                                $      295,469
  10,700       Bristol-Myers Squibb Co.                                  791,131
   4,900       Johnson & Johnson                                         514,806
                                                                  --------------
                                                                  $    1,601,406
                                                                  --------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 8.4%
   2,500       Eli Lilly & Co.                                    $      232,656
                                                                  --------------

   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

SHARES                                                                 VALUE
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - (CONTINUED)
   3,869       GlaxoSmithKline Plc*                               $      216,675
   6,000       Merck & Co., Inc.                                         561,750
  11,900       Pfizer, Inc.                                              547,400
  13,500       Schering-Plough Corp.                                     766,125
                                                                  --------------
                                                                  $    2,324,606
                                                                  --------------
               TOTAL HEALTH CARE                                  $    4,105,887
                                                                  --------------
               TECHNOLOGY - 28.2%
               COMMUNICATIONS EQUIPMENT - 6.2%
  18,900       ADC Telecommunications, Inc.*                      $      342,563
  36,500       Motorola, Inc.                                            739,125
   3,000       Nokia Corp. (A.D.R.)                                      130,500
  39,200       Telefonaktiebolaget LM Ericsson (A.D.R.)                  438,550
   1,000       Tellabs, Inc.*                                             56,500
                                                                  --------------
                                                                  $    1,707,238
                                                                  --------------
               COMPUTER (HARDWARE) - 5.7%
  18,400       Compaq Computer Corp.                              $      276,920
  12,600       Hewlett-Packard Co.                                       397,688
   7,500       IBM Corp.                                                 637,500
   9,332       Palm Inc.*                                                264,212
                                                                  --------------
                                                                  $    1,576,320
                                                                  --------------
               COMPUTERS (SOFTWARE & SERVICES) - 5.9%
   7,400       Adobe Systems, Inc.                                $      430,588
  20,000       BMC Software, Inc.*                                       280,000
  10,700       Microsoft Corp.*                                          464,113
   9,300       Synopsys, Inc.*                                           441,169
                                                                  --------------
                                                                  $    1,615,870
                                                                  --------------
               ELECTRONICS (SEMICONDUCTORS) - 6.5%
   7,000       Altera Corp.*                                      $      184,188
  10,800       Intel Corp.                                               326,700
  13,700       Micrel Inc.*                                              461,519
   6,500       Micron Technology, Inc.*                                  230,750
  12,100       Texas Instruments, Inc.                                   573,238
                                                                  --------------
                                                                  $    1,776,395
                                                                  --------------

   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

SCHEDULE OF INVESTMENTS 12/31/00                                     (CONTINUED)

SHARES                                                                 VALUE
               EQUIPMENT (SEMICONDUCTOR) - 3.2%
   2,000       Applied Materials, Inc.*                           $       76,375
  12,000       Lam Research Corp.*                                       174,000
  12,500       Novellus Systems, Inc.*                                   449,219
  10,000       Taiwan Semiconductor Manufacturing Co. (A.D.R.)*          172,500
                                                                  --------------
                                                                  $      872,094
                                                                  --------------
               SERVICES (COMPUTER SYSTEMS) - 0.4%
   1,900       Computer Sciences Corp.*                           $      114,238
                                                                  --------------
               SERVICES (DATA PROCESSING) - 0.3%
   1,500       Automatic Data Processing, Inc.                    $       94,969
                                                                  --------------
               TOTAL TECHNOLOGY                                   $    7,757,124
                                                                  --------------
               TRANSPORTATION - 3.2%
               AIRLINES - 2.2%
   2,100       AMR Corp.*                                         $       82,294
  16,000       Southwest Airlines Co.                                    536,480
                                                                  --------------
                                                                  $      618,774
                                                                  --------------
               RAILROADS - 1.0%
   7,000       Burlington Northern, Inc.                          $      198,188
   5,600       Norfolk Southern Corp.                                     74,550
                                                                  --------------
                                                                  $      272,738
                                                                  --------------
               TOTAL TRANSPORTATION                               $      891,512
                                                                  --------------
               UTILITIES - 0.3%
               NATURAL GAS - 0.3%
   1,100       Enron Corp.                                        $       91,427
                                                                  --------------
               TOTAL UTILITIES                                    $       91,427
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $27,387,761)                                 $   27,523,421
                                                                  --------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $27,387,761)(a)                              $   27,523,421
                                                                  ==============

   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

*   Non-income producing security.
(a) At December, 31, 2000, the net unrealized gain on
    investments based on cost for federal income tax purposes
    of $27,605,484 was as follows:
    Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                 $    3,821,992
    Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (3,904,055)
                                                                  --------------
    Net unrealized gain                                           $      (82,063)
                                                                  ==============

(b) At December 31, 2000, the Fund had a net capital loss carry forward of $612,173 which will expire in 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December, 31, 2000 aggregated $30,442,244 and $6,651,726, respectively.


   The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

BALANCE SHEET 12/31/00

ASSETS:
  Investment in securities, at value (cost $27,387,761)           $   27,523,421
  Receivables -
     Investment securities sold                                          290,034
     Fund shares sold                                                    531,974
     Dividends                                                            16,814
  Other                                                                    3,068
                                                                  --------------
       Total assets                                               $   28,365,311
                                                                  --------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                      $      131,291
  Due to bank                                                            139,879
  Due to affiliates                                                       20,939
  Accrued expenses                                                        82,614
                                                                  --------------
       Total liabilities                                          $      374,723
                                                                  --------------

NET ASSETS:
  Paid-in capital                                                 $   29,091,357
  Accumulated net realized loss on investments                        (1,236,429)
  Net unrealized gain on investments                                     135,660
                                                                  --------------
       Total net assets                                           $   27,990,588
                                                                  ==============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $10,768,014/1,078,315 shares)                 $         9.99
                                                                  ==============
  Class B (based on $10,466,345/1,058,082 shares)                 $         9.89
                                                                  ==============
  Class C (based on $6,756,229/681,846 shares)                    $         9.91
                                                                  ==============

MAXIMUM OFFERING PRICE:
  Class A                                                         $        10.60
                                                                  ==============

 The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 12/31/00

INVESTMENT INCOME:
   Dividends                                                  $220,684
   Interest                                                     40,726
                                                           -----------
         Total investment income                                          $   261,410
                                                                          -----------

EXPENSES:
   Management fees                                            $157,655
   Transfer agent fees
      Class A                                                   14,058
      Class B                                                   11,084
      Class C                                                    3,958
   Distribution fees
      Class A                                                   18,842
      Class B                                                   75,085
      Class C                                                   47,999
   Custodian fees                                               31,837
   Registration fees                                            51,339
   Professional fees                                            30,160
   Printing                                                     22,660
   Fees and expenses of nonaffiliated trustees                  20,840
   Miscellaneous                                                44,434
                                                           -----------
      Total expenses                                                      $   529,951
      Less fees paid indirectly                                                (9,500)
      Less management fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                               (79,704)
                                                                          -----------
      Net expenses                                                        $   440,747
                                                                          -----------
         Net investment loss                                              $  (179,337)
                                                                          -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                       $(1,236,429)
   Change in net unrealized gains on investments                              (72,052)
                                                                          -----------
      Net loss on investments                                             $(1,308,481)
                                                                          -----------
      Net decrease in net assets resulting from operations                $(1,487,818)
                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-MANAGED FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED 12/31/00 AND PERIOD ENDED 12/31/99

                                                          YEAR ENDED      11/18/99 TO
FROM OPERATIONS:                                           12/31/00        12/31/99
  Net investment loss                                      $  (179,337)   $    (3,028)
  Net realized loss on investments                          (1,236,429)             -
  Change in net unrealized gain on investments                 (72,052)       207,712
                                                           -----------    -----------
         Net increase (decrease) in net assets resulting
           from operations                                 $(1,487,818)   $   204,684
                                                           -----------    -----------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                        $29,862,754    $ 5,307,963
   Cost of shares repurchased                               (5,930,158)       (66,837)
                                                           -----------    -----------
     Net increase in net assets resulting from
         fund share transactions                           $23,932,596    $ 5,241,126
                                                           -----------    -----------
     Net increase in net assets                            $22,444,778    $ 5,445,810
NET ASSETS:
  Beginning of period                                        5,545,810        100,000
                                                           -----------    -----------
  End of period (including accumulated undistributed net
   investment income of $0 and $0, respectively.)          $27,990,588    $ 5,545,810
                                                           ===========    ===========

                                    '00 SHARES    '00 AMOUNT   '99 SHARES  '99 AMOUNT
CLASS A
Shares sold                          1,096,515   $11,527,012    219,952    $2,238,711
Less shares repurchased               (244,152)   (2,528,212)         -             -
                                     ---------   -----------    -------    ----------
     Net increase                      852,363   $ 8,998,800    219,952    $2,238,711
                                     =========   ===========    =======    ==========
CLASS B
Shares sold                          1,026,715   $10,617,149    208,761    $2,115,331
Less shares repurchased               (181,306)   (1,871,865)       (88)         (875)
                                     ---------   -----------    -------    ----------
     Net increase                      845,409   $ 8,745,284    208,673    $2,114,456
                                     =========   ===========    =======    ==========
CLASS C
Shares sold                            745,584   $ 7,718,593     93,994    $  953,921
Less shares repurchased               (151,322)   (1,530,081)    (6,410)      (65,962)
                                     ---------   -----------    -------    ----------
     Net increase                      594,262   $ 6,188,512     87,584    $  887,959
                                     =========   ===========    =======    ==========

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-MANAGED FUND

FINANCIAL HIGHLIGHTS 12/31/00

                                                             YEAR ENDED    11/18/99 TO
                                                              12/31/00      12/31/99
CLASS A
Net asset value, beginning of period                           $10.55       $10.00
                                                               ------       ------
Increase (decrease) from investment operations:
  Net investment loss                                         $ (0.03)      $(0.00)(a)
  Net realized and unrealized gain (loss) on investments        (0.53)        0.55
                                                              -------       ------
Net increase (decrease) in net asset value                    $ (0.56)      $ 0.55
                                                              -------       ------
Net asset value, end of period                                $  9.99       $10.55
                                                              =======       ======
Total return*                                                   (5.31)%       5.50%
Ratio of net expenses to average net assets+                     1.70%        1.75%**
Ratio of net investment loss to average net assets+             (0.46)%      (0.55)%**
Portfolio turnover rate                                            33%           0%
Net assets, end of period (in thousands)                      $10,768       $2,384
Ratio assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                   2.08%        8.74%**
  Net investment loss                                           (0.84)%      (7.54)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   1.66%        1.75%**
  Net investment loss                                           (0.42)%      (0.55)%**

(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

**   Annualized.


   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-MANAGED FUND

FINANCIAL HIGHLIGHTS 12/31/00

                                                             YEAR ENDED    11/18/99 TO
                                                              12/31/00      12/31/99
CLASS B
Net asset value, beginning of period                          $ 10.52       $10.00
                                                              -------       ------
Increase (decrease) from investment operations:
  Net investment loss                                         $ (0.09)      $(0.01)
  Net realized and unrealized gain (loss) on
     investments                                                (0.54)        0.53
                                                              -------       ------
Net increase (decrease) in net asset value                    $ (0.63)       $0.52
                                                              -------       ------
Net asset value, end of period                                  $9.89       $10.52
                                                              =======       ======
Total return*                                                   (5.99)%       5.20%
Ratio of net expenses to average net assets+                     2.47%        2.60%**
Ratio of net investment loss to average net assets+             (1.23)%      (1.42)%**
Portfolio turnover rate                                            33%           0%
Net assets, end of period (in thousands)                      $10,466       $2,238
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                   2.86%        8.41%**
  Net investment loss                                           (1.62)%      (7.23)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   2.43%        2.60%**
  Net investment loss                                           (1.19)%      (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

**   Annualized.


   The accompanying notes are an integral part of these financial statements.

PIONEER TAX-MANAGED FUND

FINANCIAL HIGHLIGHTS 12/31/00

                                                             YEAR ENDED    11/18/99 TO
                                                              12/31/00      12/31/99
CLASS C
Net asset value, beginning of period                          $ 10.54       $10.00
                                                             ----------  ---------
Increase (decrease) from investment operations:
  Net investment loss                                         $ (0.08)      $(0.01)
  Net realized and unrealized gain (loss) on
     investments                                                (0.55)        0.55
                                                             ----------  ---------
Net increase (decrease) in net asset value                    $ (0.63)       $0.54
                                                             ----------  ---------
Net asset value, end of period                                  $9.91       $10.54
                                                             ==========  =========
Total return*                                                   (5.98)%       5.40%
Ratio of net expenses to average net assets+                     2.40%        2.25%**
Ratio of net investment loss to average net assets+             (1.17)%      (1.06)%**
Portfolio turnover rate                                            33%           0%
Net assets, end of period (in thousands)                      $ 6,756         $924
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                   2.76%        8.67%**
  Net investment loss                                           (1.53)%      (7.48)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   2.35%        2.25%**
  Net investment loss                                           (1.12)%      (1.06)%**


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

**   Annualized.


    The accompanying notes are an integral part of these financial statements

PIONEER TAX-MANAGED FUND

NOTES TO FINANCIAL STATEMENTS 12/31/00

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Tax-Managed Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income

PIONEER TAX-MANAGED FUND

     bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2000, the Fund reclassified $179,337 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $14,758 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2000.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on it's respective percentage of adjusted net assets at the beginning of the day.

PIONEER TAX-MANAGED FUND

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.   MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM) manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. At December 31, 2000 $4,333 was payable to PIM related to management fees, administrative fees and certain other services.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3.   TRANSFER AGENT

PSC, a majority owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $2,604 in transfer agent fees payable to PSC at December 31, 2000.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and

PIONEER TAX-MANAGED FUND

Class C shares. Included in due to affiliates is $14,002 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended December 31, 2000, CDSCs in the amount of $32,635 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $9,500 under such arrangements.

PIONEER TAX-MANAGED FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER TAX-MANAGED FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Managed Fund (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Managed Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 9, 2001

PIONEER TAX-MANAGED FUND

RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Tax-Managed Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT CONTRACT.

AFFIRMATIVE                                AGAINST                        ABSTAIN
-------                                  -----------                     --------
1,409,405.491                              49,103.280                    44,335.357

PROPOSAL 2 - TO ELECT TRUSTEES.
NOMINEE                                  AFFIRMATIVE                     WITHHELD
-------                                  -----------                     --------
M.K. Bush                               1,465,635.233                    37,208.895
J.F. Cogan, Jr.                         1,466,505.580                    36,338.548
Dr. R. H. Egdahl                        1,466,505.580                    36,338.548
M.B.W. Graham                           1,466,470.613                    36,373.515
M.A. Piret                              1,466,075.657                    36,768.471
D.D. Tripple                            1,466,075.657                    36,768.471
S.K. West                               1,466,505.580                    36,338.548
J. Winthrop                             1,455,653.482                    47,190.646

PIONEER TAX-MANAGED FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary



INVESTMENT ADVISER

Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your Investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) PLAN

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - IRA PLAN

Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) PLAN

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

PROFIT SHARING PLAN

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

AGE-WEIGHTED PROFIT SHARING PLAN

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

MONEY PURCHASE PENSION PLAN (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


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PIONEER INVESTMENT MANAGEMENT, INC.
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www.pioneerfunds.com

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